UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 4, 2003

OurPet’s Company

(Exact Name of Registrant as Specified in its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-31279	34-1480558
(Commission File Numbers)	(I.R.S. Employer Identification No.)

1300 East Street, Fairport Harbor, OH 44077	44077
(Address of Principal Executive Offices)	(Zip Code)

(440) 354-6500

Registrant’s Telephone Number, Including Area Code

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    Regulation FD Disclosure.

The Company is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9 in accordance with SEC Release No. 33-8216.

On August 4, 2003, the Company issued a press release and other financial information regarding its second quarter results. The press release and other financial information are attached hereto as Exhibit 99.

ITEM 12.    Results of Operations and Financial Condition.

See Item 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OurPet’s Company

Date: August 5, 2003

By:    /s/    John G. Murchie

John G. Murchie

Vice President and Chief Financial Officer